Exhibit 99.1

2 Batterymarch Park, Suite 301, Quincy, MA 02169

News Release

For Immediate Release July 27, 2021	For More Information, Contact: William M. Parent, President and Chief Executive Officer (617-925-1955)

RANDOLPH BANCORP, INC. ANNOUNCES SECOND QUARTER 2021 FINANCIAL RESULTS

QUINCY, Massachusetts, July 27, 2021 – Randolph Bancorp, Inc. (the “Company”) (NASDAQ Global Market: RNDB), the holding company for Envision Bank (the “Bank”), today announced net income of $1.6 million, or $0.32 per basic share and $0.31 per diluted share, for the three months ended June 30, 2021 compared to net income of $4.1 million, or $0.81 per basic and $0.78 per diluted share, for the three months ended March 31, 2021 and net income of $5.2 million, or $1.02 per basic and diluted share, for the three months ended June 30, 2020. Excluding one-time events of $145,000 in severance expenses, $71,000 in other outsourcing expenses, and $29,000 in losses on disposals of fixed assets, earnings were $1.8 million, or $0.34 per diluted share, for the three months ended June 30, 2021. Excluding one-time charges of $109,000 in severance expenses, earnings were $4.2 million, or $0.79 per diluted share, for the three months ended March 31, 2021. Excluding $189,000 of operating expenses related to addressing the COVID-19 pandemic, net income for the three months ended June 30, 2020 was $5.4 million, or $1.06 per diluted share.

For the six months ended June 30, 2021, net income was $5.7 million, or $1.10 per diluted share, compared to net income of $4.4 million, or $0.86 per diluted share, for the six months ended June 30, 2020. Net income on a non-GAAP basis, excluding certain nonrecurring items, was $5.9 million, or $1.15 per diluted share, for the six months ended June 30, 2021, compared to net income on a non-GAAP basis, excluding other certain nonrecurring items, of $6.0 million, or $1.17 per diluted share, for the six months ended June 30, 2020.

At June 30, 2021, total assets amounted to $744.1 million, compared to $738.2 million at March 31, 2021, an increase of $6.0 million, or 0.8%. Total loans increased by $48.6 million, or 9.8%, to $546.4 million at June 30, 2021 from $497.8 million at March 31, 2021, whereas loans held for sale decreased by $18.9 million to $74.3 million at June 30, 2021 from $93.2 million at March 31, 2021. Compared to June 30, 2020, total assets grew $20.1 million, or 2.8% from $724.0 million. The growth from the prior year period was driven by an increase in total loans of $50.4 million, or 10.2%, and an increase in loans held for sale of $12.6 million, partially offset by a decrease in cash and cash equivalents of $41.1 million.

William M. Parent, President and Chief Executive Officer, stated, “The second quarter was a positive quarter for our Company as we continued to see progress along our operating path. Strong loan growth, higher net interest margin, net interest income growth and improved credit metrics all reflect building momentum. The earnings decline from prior quarters reflects the normalization of the mortgage market as declining refinancing volume and compressed margins resulted in significantly lower overall originations and related income. We continue to work diligently to right size our operations to reflect market conditions but there will be a lagging period before our overall operating leverage initiatives are realized. We are pleased with the developments post re-opening of our local market and remain optimistic that we can continue to grow our business and generate recurring operating leverage.”

Second Quarter Operating Results

Net interest income increased by $108,000, or 2.1%, to $5.2 million for the three months ended June 30, 2021 from $5.1 million for the three months ended March 31, 2021. This increase was primarily due to a decrease in the cost of term certificates and a decrease in the volume of Federal Home Loan Bank of Boston (“FHLBB”) advances from the prior quarter. The average cost of certificates of deposit decreased by 31 basis points from the prior quarter, and the average balance of FHLBB advances decreased $19.4 million, or 27.3%, from the prior quarter. This contributed to a decrease of 9 basis points in the cost of interest-bearing liabilities in the second quarter of 2021. The improvement in the cost of funding was partially offset by a decrease in the average yield earned on interest-earning assets of 3 basis points, driven by declines in the volume of and yield on investment securities. Accordingly, the net interest margin increased by 4 basis points, to 3.00% in the second quarter from 2.96% in the first quarter.

Net interest income increased by $466,000, or 9.8%, to $5.2 million for the three months ended June 30, 2021 from $4.7 million in the same period in the prior year. Relative to the prior year quarter, the net interest margin increased by 12 basis points to 3.00%, from 2.88%. The improvement reflects the shortening and downward pricing of deposit liabilities, which exceeded the decrease in rates earned on interest-earning assets in the lower interest rate environment. The cost of interest-bearing liabilities decreased by 59 basis points, whereas the yield on interest-earning assets declined by 36 basis points between periods.

The Company recognized a credit for loan losses of $27,000 for the quarter ended June 30, 2021, driven by changes in the qualitative factors related to the impact of the COVID-19 pandemic and the economic outlook used in the Company’s calculation, along with improvements in credit quality trends, which were partially offset by total loan growth of $48.6 million from the prior quarter. The allowance for loan losses was 1.19%, 1.32% and 1.22% of total loans at June 30, 2021, March 31, 2021 and June 30, 2020, respectively, and was 101.9%, 79.0% and 179.3% of non-performing assets at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.

Non-interest income decreased $5.6 million, or 45.1%, to $6.8 million for the quarter ended June 30, 2021 from $12.4 million in the quarter ended March 31, 2021, due to a decrease of $5.3 million in the net gain on loan origination and sale activities, in addition to a decrease in net mortgage servicing fees of $398,000. Sold mortgages totaled $342.8 million in the second quarter of 2021, compared to $503.3 million in the first quarter of 2021. The second quarter of 2021 ended with a mortgage pipeline of $139.7 million, compared to a pipeline of $239.5 million at the end of the first quarter of 2021, contributing to the decrease in the net gain on loan origination and sales activities. Mortgage servicing fees decreased $398,000, or 51.1%, to $381,000 for the second quarter of 2021 from $779,000 in the first quarter of 2021 due to a positive fair value adjustment of $421,000 in the first quarter of 2021, based on an increase in mortgage interest rates from the end of 2020, and an impairment charge of $65,000 taken in the second quarter of 2021, as mortgage interest rates declined slightly from the prior quarter.

Non-interest income decreased $6.7 million, or 49.5%, to $6.8 million for the quarter ended June 30, 2021 from $13.5 million for the quarter ended June 30, 2020, principally due to a decrease of $8.6 million in the net gain on loan origination and sale activities, partially offset by an increase of $1.7 million in net mortgage servicing fees. Sold mortgage loans totaled $342.8 million in the second quarter of 2021, compared to sold mortgage loans of $442.9 million during the second quarter of 2020. The second quarter of 2021 ended with a mortgage pipeline of $139.7 million, compared to a pipeline of $329.3 million at the end of the second quarter of 2020. Mortgage servicing fees increased $1.7 million in the quarter ended June 30, 2021, principally due to an impairment of mortgage servicing rights of $1.5 million in the quarter ended June 30, 2020.

Non-interest expenses decreased $1.3 million, or 11.1%, to $10.6 million in the quarter ended June 30, 2021 from $12.0 million in the quarter ended March 31, 2021. The decrease was due to a decrease in salaries and employee benefits expense of $1.1 million, or 13.4%, primarily driven by lower commissions paid on mortgage originations and a decrease in

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

professional fees of $238,000 or 42.4% from the prior quarter. Occupancy and equipment expenses decreased $123,000 in the quarter ended June 30, 2021 from the prior quarter due to the closing of residential lending offices.

Non-interest expenses decreased $752,000 to $10.6 million in the quarter ended June 30, 2021 from $11.4 million in the quarter ended June 30, 2020. The decrease is principally due to a decrease in salaries and employee benefits of $1.1 million, primarily attributed to lower commissions and incentives associated with a normalization of residential loan production, partially offset by a $401,000 increase in other non-interest expenses, which included an increase in the provision for unfunded commitments, driven by growth in unfunded commercial real estate and commercial construction commitments as of June 30, 2021.

The income tax benefit was $162,000 for the three months ended June 30, 2021 compared to income tax expense of $1.7 million and $594,000 for the three months ended March 31, 2021 and June 30, 2020, respectively. During the three months ended June 30, 2021, the Company reversed a valuation allowance on its charitable contribution carryforwards totaling $531,000. The remaining income tax expense for 2021 is expected to reflect an effective tax rate of 28.5%.

Year-to-Date Operating Results

Net interest income increased by $1.1 million, or 12.4%, for the six months ended June 30, 2021 compared to the same period in the prior year. The change reflects the shortening and downward pricing of deposit liabilities, exceeding the decreases in the rates earned on interest-earning assets because of the lower interest-rate environment. In addition, the composition of our deposit base improved as the average balance of savings and NOW accounts for the six months ended June 30, 2021 increased $44.7 million, or 30.5%, and $26.8 million, or 62.6%, respectively, from the six months ended June 30, 2020, while the average balance of our term certificates decreased $73.1 million, or 42.0%, from the prior year. The activity resulted in a 69 basis point decrease in the cost of interest-bearing liabilities.

The Company recognized a credit for loan losses of $240,000 for the six months ended June 30, 2021 compared to a provision of $1.8 million in the prior year period. At June 30, 2021, improvements to qualitative factors related to the impact of the COVID-19 pandemic, the economic outlook, and credit quality trends all helped to generate the credit for loan losses, partially offset by provisions for loan growth.

Non-interest income decreased $712,000, or 3.6%, to $19.2 million for the six months ended June 30, 2021 from $20.0 million in the six months ended June 30, 2020, principally due to a decrease of $4.8 million in the net gain on loan origination and sale activities. Mortgage loans sold were $846.0 million in the first half of 2021, compared to $657.9 million in the first half of 2020. Net gain on loan origination and sale activities decreased, while mortgage loans sold increased compared to the prior year quarter, as a result of both shrinking loan sale margins and the impact of a decreasing mortgage banking pipeline during the six months ended June 30, 2021 compared to an increasing mortgage banking pipeline during the six months ended June 30, 2020. Mortgage servicing fees increased $3.8 million in the first half of 2021 to $1.2 million from a loss of $2.6 million in the first half of 2020, due to positive fair value adjustments of $356,000 in the first half of 2021 and impairment charges of $3.1 million in the first half of 2020.

Non-interest expenses increased $240,000, or 1.1%, to $22.6 million for the six months ended June 30, 2021 from $22.3 million for the six months ended June 30, 2020. Non-interest expenses in the first half of 2020 included one-time charges of $1,375,000 related to the retirement of senior executives as well as $207,000 of COVID-19 pandemic-related expenses. Increases to non-interest expenses during the six months ended June 30, 2021 related to higher recurring salaries and benefits and other non-interest expenses related to increased mortgage loan production, professional fees associated with the outsourcing of the Company’s residential loan servicing functions, and an increase in the provision for unfunded commitments related to new commercial real estate and commercial construction commitments. Occupancy and equipment expenses decreased $172,000 in the first half of 2021 over the prior year period, partly as a result of decreased rental expenses due to the closures of residential lending offices, in addition to the absence of significant COVID-19 pandemic spending on cleaning and supplies.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Income tax expenses increased to $1.5 million for the six months ended June 30, 2021 from $605,000 for the six months ended June 30, 2020. The current period included a reversal of a charitable contribution carryforward valuation allowance, and the prior period included the utilization of net operating loss carryforwards.

Balance Sheet

At June 30, 2021, total assets amounted to $744.1 million, compared to $738.2 million at March 31, 2021, an increase of $6.0 million, or 0.8%. A $48.7 million increase in net loans from the prior quarter was partially offset by a $20.1 million decrease in cash and cash equivalents and an $18.9 million decrease in loans held for sale. Net loan growth of 9.9% was driven by 1-4 family residential real estate growth of $24.8 million and commercial real estate growth of $20.8 million. Deposits increased by $11.7 million in the quarter, including an increase of $6.1 million in non-interest bearing deposits. In addition, the Company reduced borrowings by $10 million in the quarter.

Total assets at June 30, 2021 increased $20.1 million, or 2.8% from $724.0 million at June 30, 2020. Contributing to asset growth was a $49.7 million increase in net loans to $540.7 million at June 30, 2021 from $490.9 million at June 30, 2020. Cash and cash equivalents decreased by $41.1 million, or 54.1%, to $34.9 million at June 30, 2021 from $76.0 million at June 30, 2020, mainly to fund growth in net loans as well as loans held for sale. Commercial real estate loans increased by $32.9 million, or 24.4%, as we focus on diversifying our loan mix. The increase in total assets from the prior year quarter was also funded by continued deposit growth. Retail deposits totaled $514.9 million at June 30, 2021, increasing by $31.9 million, or 6.6%, from $483.0 million at June 30, 2020. Driving the growth in retail deposits was customers’ receipt of government stimulus and our focus on deposit gathering. FHLBB advances decreased by $21.9 million to $50.0 million at June 30, 2021, from $71.9 million at June 30, 2020. Federal Reserve Bank advances decreased by $15.0 million between periods.

Total stockholders’ equity was $100.7 million at June 30, 2021 compared to $100.9 million at March 31, 2021. The decrease of $149,000 reflects share repurchases during the period of $2.2 million, partially offset by net income of $1.6 million and an increase in the fair value of available-for-sale securities, net of taxes, of $97,000.

Total stockholders’ equity was $100.7 million at June 30, 2021 compared to $84.5 million at June 30, 2020. The increase of $16.2 million relates mainly to net income from the previous twelve months of $21.2 million, partially offset by share repurchases of $5.4 million and a decrease in the fair value of available-for-sale securities, net of taxes, of $879,000.

COVID-19 Impact

In response to the impact of the COVID-19 pandemic on our customers and our business, the Company implemented a series of measures through the date of this release, including participation in the Small Business Administration’s (“SBA’s”) Paycheck Protection Program (“PPP”), for which we funded $26.2 million of SBA PPP Loans through June 30, 2021, and granting payment deferrals for residential mortgage, home equity and certain commercial borrowers who were current in their payments at the time the deferral was requested. Depending on the circumstances of the borrowers, the forbearance calls for a reduced or full deferral of payment. Please refer to the Loan Payment Deferrals and COVID-19 Highly Impacted Sectors for statistics on loan payment deferrals and the commercial loan sectors we believe could be exposed to the economic impact of the COVID-19 pandemic.

About Randolph Bancorp, Inc.

Randolph Bancorp, Inc. is the holding company for Envision Bank and its Envision Mortgage Division. Envision Bank is a full-service community bank with five retail branch locations, loan operations centers in North Attleboro and Quincy, Massachusetts, three loan production offices located in Massachusetts and one loan production office in Southern New Hampshire.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Forward Looking Statements

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the negative impacts and disruptions of the COVID-19 pandemic and the measures taken to contain its spread on the Company’s employees, customers, business operations, credit quality, financial position, liquidity and results of operations; changes in the general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in consumer behavior due to changing political, business and economic conditions or legislative or regulatory initiatives; reputational risk relating to the Company’s participation in the PPP and other pandemic-related legislative and regulatory initiatives and programs; turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; and the risk factors described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures, such as return on average assets, return on average equity, the efficiency ratio, profit percentage, tangible book value per share, non-interest income to total income and, where applicable, as adjusted for non-recurring items. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of on-going business activities, and to enhance comparability with peers across the financial services sector.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Consolidated Balance Sheet

(Dollars in thousands)

(Unaudited)

				% Change
	June 30,	March 31,	June 30,	Jun 2021 vs.	Jun 2021 vs.
	2021	2021	2020	Mar 2021	Jun 2020
Assets
Cash and cash equivalents	$34,876	$54,950	$76,003	(36.5)%	(54.1)%
Certificates of deposit	-	-	490	-%	(100.0)%
Securities available for sale, at fair value	50,212	54,148	54,462	(7.3)%	(7.8)%
Loans held for sale, at fair value	74,277	93,176	61,673	(20.3)%	20.4%
Loans:
1-4 family residential	263,992	239,190	246,236	10.4%	7.2%
Home equity	50,555	49,073	43,493	3.0%	16.2%
Commercial real estate	167,691	146,930	134,750	14.1%	24.4%
Construction	29,140	29,975	35,181	(2.8)%	(17.2)%
Total real estate loans	511,378	465,168	459,660	9.9%	11.3%
Commercial and industrial	25,826	23,869	22,940	8.2%	12.6%
Consumer	9,194	8,724	13,435	5.4%	(31.6)%
Total loans	546,398	497,761	496,035	9.8%	10.2%
Allowance for loan losses	(6,523)	(6,563)	(6,059)	(0.6)%	7.7%
Net deferred loan costs and fees, and purchase premiums	785	785	962	0.0%	(18.4)%
Loans, net	540,660	491,983	490,938	9.9%	10.1%
Federal Home Loan Bank of Boston stock, at cost	2,855	3,576	4,072	(20.2)%	(29.9)%
Accrued interest receivable	1,523	1,501	1,760	1.5%	(13.5)%
Mortgage servicing rights, net	15,375	14,744	8,094	4.3%	90.0%
Premises and equipment, net	5,115	4,709	5,313	8.6%	(3.7)%
Bank-owned life insurance	8,703	8,662	8,532	0.5%	2.0%
Foreclosed real estate, net	-	132	132	(100.0)%	(100.0)%
Other assets	10,546	10,607	12,572	(0.6)%	(16.1)%
Total assets	$744,142	$738,188	$724,041	0.8%	2.8%

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$124,683	$118,623	$89,014	5.1%	40.1%
Savings accounts	190,584	192,712	165,234	(1.1)%	15.3%
NOW accounts	51,059	62,772	48,014	(18.7)%	6.3%
Money market accounts	73,967	78,236	75,827	(5.5)%	(2.5)%
Term certificates	74,631	75,690	104,905	(1.4)%	(28.9)%
Interest bearing brokered	57,059	32,225	55,972	77.1%	1.9%
Total deposits	571,983	560,258	538,966	2.1%	6.1%
Federal Reserve Bank advances	-	-	15,010	-%	(100.0)%
Federal Home Loan Bank of Boston advances	50,016	60,024	71,944	(16.7)%	(30.5)%
Mortgagors' escrow accounts	1,783	1,924	1,824	(7.3)%	(2.2)%
Post-employment benefit obligations	2,226	2,235	2,319	(0.4)%	(4.0)%
Other liabilities	17,424	12,888	9,449	35.2%	84.4%
Total liabilities	643,432	637,329	639,512	1.0%	0.6%
Stockholders' Equity:
Common stock	52	53	55	(1.9)%	(5.5)%
Additional paid-in capital	46,740	48,613	51,013	(3.9)%	(8.4)%
Retained earnings	57,378	55,801	36,130	2.8%	58.8%
ESOP-Unearned compensation	(3,662)	(3,709)	(3,850)	(1.3)%	(4.9)%
Accumulated other comprehensive income, net of tax	202	101	1,181	100.0%	(82.9)%
Total stockholders' equity	100,710	100,859	84,529	(0.1)%	19.1%
Total liabilities and stockholders' equity	$744,142	$738,188	$724,041	0.8%	2.8%

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Consolidated Balance Sheet Trend

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Assets
Cash and cash equivalents	$34,876	$54,950	$13,774	$49,091	$76,003
Certificates of deposit	-	-	-	-	490
Securities available for sale, at fair value	50,212	54,148	55,366	55,551	54,462
Loans held for sale, at fair value	74,277	93,176	119,112	87,805	61,673
Loans:
1-4 family residential	263,992	239,190	235,648	235,955	246,236
Home equity	50,555	49,073	48,166	48,097	43,493
Commercial real estate	167,691	146,930	143,893	141,862	134,750
Construction	29,140	29,975	31,050	32,064	35,181
Total real estate loans	511,378	465,168	458,757	457,978	459,660
Commercial and industrial	25,826	23,869	20,259	20,388	22,940
Consumer	9,194	8,724	10,289	11,696	13,435
Total loans	546,398	497,761	489,305	490,062	496,035
Allowance for loan losses	(6,523)	(6,563)	(6,784)	(6,597)	(6,059)
Net deferred loan costs and fees, and purchase premiums	785	785	1,123	1,083	962
Loans, net	540,660	491,983	483,644	484,548	490,938
Federal Home Loan Bank of Boston stock, at cost	2,855	3,576	3,576	3,797	4,072
Accrued interest receivable	1,523	1,501	1,562	1,654	1,760
Mortgage servicing rights, net	15,375	14,744	12,377	10,944	8,094
Premises and equipment, net	5,115	4,709	4,781	5,133	5,313
Bank-owned life insurance	8,703	8,662	8,622	8,577	8,532
Foreclosed real estate, net	-	132	132	132	132
Other assets	10,546	10,607	18,126	15,736	12,572
Total assets	$744,142	$738,188	$721,072	$722,968	$724,041

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$124,683	$118,623	$96,731	$93,352	$89,014
Savings accounts	190,584	192,712	185,481	175,316	165,234
NOW accounts	51,059	62,772	53,530	47,032	48,014
Money market accounts	73,967	78,236	77,393	74,874	75,827
Term certificates	74,631	75,690	83,444	94,438	104,905
Interest bearing brokered	57,059	32,225	31,728	37,273	55,972
Total deposits	571,983	560,258	528,307	522,285	538,966
Federal Reserve Bank advances	-	-	11,431	15,318	15,010
Federal Home Loan Bank of Boston advances	50,016	60,024	61,895	66,903	71,944
Mortgagors' escrow accounts	1,783	1,924	2,338	1,959	1,824
Post-employment benefit obligations	2,226	2,235	2,382	2,289	2,319
Other liabilities	17,424	12,888	14,900	19,276	9,449
Total liabilities	643,432	637,329	621,253	628,030	639,512
Stockholders' Equity:
Common stock	52	53	54	55	55
Additional paid-in capital	46,740	48,613	50,937	51,201	51,013
Retained earnings	57,378	55,801	51,689	46,415	36,130
ESOP-Unearned compensation	(3,662)	(3,709)	(3,756)	(3,803)	(3,850)
Accumulated other comprehensive income, net of tax	202	101	895	1,070	1,181
Total stockholders' equity	100,710	100,859	99,819	94,938	84,529
Total liabilities and stockholders' equity	$744,142	$738,188	$721,072	$722,968	$724,041

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Consolidated Statements of Operations

(Dollars in thousands except per share amounts)

(Unaudited)

	Three Months Ended			% Change
	June 30,	March 31,	June 30,	Jun 2021 vs.	Jun 2021 vs.
	2021	2021	2020	Mar 2021	Jun 2020
Interest and dividend income:
Loans	$5,505	$5,508	$5,723	(0.1)%	(3.8)%
Other interest and dividend income	237	253	336	(6.3)%	(29.5)%
Total interest and dividend income	5,742	5,761	6,059	(0.3)%	(5.2)%

Interest expense	543	670	1,326	(19.0)%	(59.0)%

Net interest income	5,199	5,091	4,733	2.1%	9.8%
Provision (credit) for loan losses	(27)	(213)	1,068	(87.3)%	(102.5)%
Net interest income after provision (credit) for loan losses	5,226	5,304	3,665	(1.5)%	42.6%

Non-interest income:
Customer service fees	419	367	266	14.2%	57.5%
Gain on loan origination and sale activities, net	5,740	10,993	14,370	(47.8)%	(60.1)%
Mortgage servicing fees, net	381	779	(1,354)	(51.1)%	(128.1)%
Other	276	284	217	(2.8)%	27.2%
Total non-interest income	6,816	12,423	13,499	(45.1)%	(49.5)%
Non-interest expenses:
Salaries and employee benefits	7,310	8,437	8,402	(13.4)%	(13.0)%
Occupancy and equipment	621	744	838	(16.5)%	(25.9)%
Professional fees	323	561	230	(42.4)%	40.4%
Marketing	200	170	152	17.6%	31.6%
FDIC insurance	54	54	39	0.0%	38.5%
Other non-interest expenses	2,119	1,985	1,718	6.8%	23.3%
Total non-interest expenses	10,627	11,951	11,379	(11.1)%	(6.6)%
Income before income taxes	1,415	5,776	5,785	(75.5)%	(75.5)%
Income tax expense (benefit)	(162)	1,664	594	(109.7)%	(127.3)%
Net income	$1,577	$4,112	$5,191	(61.6)%	(69.6)%

Net income per share:
Basic	$0.32	$0.81	$1.02
Diluted	$0.31	$0.78	$1.02

Weighted average shares outstanding:
Basic	4,921,182	5,056,165	5,092,490
Diluted	5,135,582	5,254,907	5,092,490

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Consolidated Statements of Operations

(Dollars in thousands except per share amounts)

(Unaudited)

	Year to Date		% Change
	June 30,	June 30,	Jun 2021 vs.
	2021	2020	Jun 2020
Interest and dividend income:
Loans	$11,013	$11,343	(2.9)%
Other interest and dividend income	490	769	(36.3)%
Total interest and dividend income	11,503	12,112	(5.0)%

Interest expense	1,213	2,955	(59.0)%

Net interest income	10,290	9,157	12.4%
Provision (credit) for loan losses	(240)	1,792	(113.4)%
Net interest income after provision (credit) for loan losses	10,530	7,365	43.0%

Non-interest income:
Customer service fees	786	573	37.2%
Gain on loan origination and sale activities, net	16,733	21,514	(22.2)%
Mortgage servicing fees, net	1,160	(2,608)	(144.5)%
Other	560	472	18.6%
Total non-interest income	19,239	19,951	(3.6)%
Non-interest expenses:
Salaries and employee benefits	15,747	16,527	(4.7)%
Occupancy and equipment	1,365	1,537	(11.2)%
Professional fees	884	635	39.2%
Marketing	370	304	21.7%
FDIC insurance	108	96	12.5%
Other non-interest expenses	4,104	3,239	26.7%
Total non-interest expenses	22,578	22,338	1.1%
Income before income taxes	7,191	4,978	44.5%
Income tax expense	1,502	605	148.3%
Net income	$5,689	$4,373	30.1%

Net income per share:
Basic	$1.14	$0.86
Diluted	$1.10	$0.86

Weighted average shares outstanding:
Basic	4,988,283	5,107,700
Diluted	5,193,643	5,107,700

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Consolidated Statements of Operations Trend

(Dollars in thousands except per share amounts)

(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Interest and dividend income:
Loans	$5,505	$5,508	$5,532	$5,337	$5,723
Other interest and dividend income	237	253	296	311	336
Total interest and dividend income	5,742	5,761	5,828	5,648	6,059

Interest expense	543	670	788	979	1,326

Net interest income	5,199	5,091	5,040	4,669	4,733
Provision (credit) for loan losses	(27)	(213)	215	546	1,068
Net interest income after provision (credit) for loan losses	5,226	5,304	4,825	4,123	3,665

Non-interest income:
Customer service fees	419	367	381	330	266
Gain on loan origination and sale activities, net	5,740	10,993	14,620	18,102	14,370
Mortgage servicing fees, net	381	779	275	1,180	(1,354)
Other	276	284	311	262	217
Total non-interest income	6,816	12,423	15,587	19,874	13,499
Non-interest expenses:
Salaries and employee benefits	7,310	8,437	8,722	7,911	8,402
Occupancy and equipment	621	744	1,150	859	838
Professional fees	323	561	389	253	230
Marketing	200	170	231	154	152
FDIC insurance	54	54	51	41	39
Other non-interest expenses	2,119	1,985	2,384	1,833	1,718
Total non-interest expenses	10,627	11,951	12,927	11,051	11,379
Income before income taxes	1,415	5,776	7,485	12,946	5,785
Income tax expense (benefit)	(162)	1,664	2,211	2,661	594
Net income	$1,577	$4,112	$5,274	$10,285	$5,191

Net income per share:
Basic	$0.32	$0.81	$1.03	$2.01	$1.02
Diluted	$0.31	$0.78	$1.01	$2.01	$1.02

Weighted average shares outstanding:
Basic	4,921,182	5,056,165	5,135,069	5,120,367	5,092,490
Diluted	5,135,582	5,254,907	5,244,414	5,120,367	5,092,490

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Average Balances/Yields

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30, 2021			March 31, 2021			June 30, 2020
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
(Dollars in thousands)	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Interest-earning assets:
Loans (1)	$592,750	$5,505	3.71%	$594,021	$5,508	3.71%	$576,964	$5,723	3.97%
Investment securities(2) (3)	55,376	229	1.65%	57,818	247	1.71%	58,119	332	2.28%
Interest-earning deposits	43,888	8	0.07%	35,492	7	0.08%	22,918	5	0.09%
Total interest-earning assets	692,014	5,742	3.32%	687,331	5,762	3.35%	658,001	6,060	3.68%
Noninterest-earning assets	40,257			42,045			40,156
Total assets	$732,271			$729,376			$698,157
Interest-bearing liabilities:
Savings accounts	192,434	89	0.18%	190,313	98	0.21%	158,427	233	0.59%
NOW accounts	69,730	38	0.22%	69,511	48	0.28%	46,593	50	0.43%
Money market accounts	72,469	43	0.24%	75,994	54	0.28%	71,396	122	0.68%
Term certificates	104,604	176	0.67%	96,978	238	0.98%	159,224	677	1.70%
Total interest-bearing deposits	439,237	346	0.32%	432,796	438	0.40%	435,640	1,082	0.99%
FHLBB and FRB advances	51,502	198	1.54%	70,857	232	1.31%	79,133	244	1.23%
Total interest-bearing liabilities	490,739	544	0.44%	503,653	670	0.53%	514,773	1,326	1.03%
Noninterest-bearing liabilities:
Noninterest-bearing deposits	124,656			106,929			77,947
Other noninterest-bearing liabilities	13,606			15,375			22,893
Total liabilities	629,001			625,957			615,613
Total stockholders' equity	103,270			103,419			82,544
Total liabilities and stockholders' equity	$732,271			$729,376			$698,157
Net interest income		$5,198			$5,092			$4,734
Interest rate spread(4)			2.88%			2.82%			2.65%
Net interest-earning assets(5)	$201,275			$183,678			$143,228
Net interest margin(6)			3.00%			2.96%			2.88%

Ratio of interest-earning assets to interest-bearing liabilities	141.01%			136.47%			127.82%
(1) Includes nonaccruing loan balances and interest received on such loans.

(2) Includes carrying value of securities classified as available-for-sale and FHLBB stock.

(3) Includes tax equivalent adjustments for municipal securities, based on a statutory tax rate of 21%, of $1,000, $1,000 and $1,000 for the three months ended June, 2021, March 31, 2021 and June 30, 2020, respectively.

(4) Interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.

(5) Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6) Net interest margin represents net interest income divided by average total interest-earning assets.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Average Balances/Yields

(Dollars in thousands)

(Unaudited)

	Average Balance and Yields
	Year to Date
	June 30, 2021			June 30, 2020
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
(Dollars in thousands)	Balance	Paid	Rate	Balance	Paid	Rate
Interest-earning assets:
Loans (1)	$593,382	$11,013	3.71%	$554,053	$11,343	4.09%
Investment securities(2) (3)	56,590	476	1.68%	58,459	711	2.43%
Interest-earning deposits	39,713	15	0.08%	20,688	61	0.59%
Total interest-earning assets	689,685	11,504	3.34%	633,200	12,115	3.83%
Noninterest-earning assets	41,146			35,965
Total assets	$730,831			$669,165
Interest-bearing liabilities:
Savings accounts	191,379	187	0.20%	146,635	516	0.70%
NOW accounts	69,621	86	0.25%	42,821	101	0.47%
Money market accounts	74,222	97	0.26%	74,895	321	0.86%
Term certificates	100,812	414	0.82%	173,939	1,570	1.81%
Total interest-bearing deposits	436,034	784	0.36%	438,290	2,508	1.14%
FHLBB and FRB advances	61,126	430	1.41%	63,118	447	1.42%
Total interest-bearing liabilities	497,160	1,214	0.49%	501,408	2,955	1.18%
Noninterest-bearing liabilities:
Noninterest-bearing deposits	115,841			70,333
Other noninterest-bearing liabilities	14,486			16,221
Total liabilities	627,487			587,962
Total stockholders' equity	103,344			81,204
Total liabilities and stockholders' equity	$730,831			$669,166
Net interest income		$10,290			$9,160
Interest rate spread(4)			2.85%			2.65%
Net interest-earning assets(5)	$192,525			$131,792
Net interest margin(6)			2.98%			2.89%

Ratio of interest-earning assets to interest-bearing liabilities	138.72%			126.28%

(1) Includes nonaccruing loan balances and interest received on such loans.

(2) Includes carrying value of securities classified as available-for-sale and FHLBB stock.

(3) Includes tax equivalent adjustments for municipal securities, based on a statutory tax rate of 21%, of $2,000 and $3,000 for the six months ended June 30, 2021 and 2020, respectively.

(4) Interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.

(5) Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6) Net interest margin represents net interest income divided by average total interest-earning assets.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Average Balances Trend

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Interest-earning assets:
Total loans	$592,750	$594,021	$580,002	$559,370	$576,964
Investment securities	55,376	57,818	58,329	57,211	58,119
Interest-earning deposits	43,888	35,492	30,573	48,949	22,918
Total interest-earning assets	692,014	687,331	668,904	665,530	658,001
Non-interest earning assets	40,257	42,045	45,015	41,037	40,156
Total assets	$732,271	$729,376	$713,919	$706,567	$698,157

Interest-bearing liabilities:
Savings accounts	$192,434	$190,313	$181,653	$170,762	$158,427
NOW accounts	69,730	69,511	59,005	57,646	46,593
Money market accounts	72,469	75,994	75,106	72,369	71,396
Term certificates	104,604	96,978	112,260	131,053	159,224
Total interest-bearing deposits	439,237	432,796	428,024	431,830	435,640
FHLBB and FRB advances	51,502	70,857	77,584	82,639	79,133
Total interest-bearing liabilities	490,739	503,653	505,608	514,469	514,773
Noninterest-bearing liabilities:
Noninterest-bearing deposits	124,656	106,929	94,540	88,394	77,947
Other noninterest-bearing liabilities	13,606	15,375	13,539	12,724	22,893
Total liabilities	629,001	625,957	613,687	615,587	615,613
Total stockholders' equity	103,270	103,419	100,232	90,980	82,544
Total liabilities and stockholders' equity	$732,271	$729,376	$713,919	$706,567	$698,157

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Average Balances Trend

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Interest-earning assets:
Total loans	3.71%	3.71%	3.82%	3.82%	3.97%
Investment securities	1.65%	1.71%	1.99%	2.13%	2.28%
Interest-earning deposits	0.07%	0.08%	0.10%	0.06%	0.09%
Total interest-earning assets	3.32%	3.35%	3.49%	3.40%	3.68%

Interest-bearing liabilities:
Savings accounts	0.18%	0.21%	0.31%	0.40%	0.59%
NOW accounts	0.22%	0.28%	0.29%	0.28%	0.43%
Money market accounts	0.24%	0.28%	0.33%	0.41%	0.68%
Term certificates	0.67%	0.98%	1.04%	1.35%	1.70%
Total interest-bearing deposits	0.32%	0.40%	0.50%	0.68%	0.99%
FHLBB and FRB advances	1.54%	1.31%	1.27%	1.21%	1.23%
Total interest-bearing liabilities	0.44%	0.53%	0.62%	0.76%	1.03%

Interest rate spread	2.88%	2.82%	2.87%	2.64%	2.65%
Net interest rate margin	3.00%	2.96%	3.02%	2.81%	2.88%
Ratio of interest-earning assets to interest-bearing liabilities	141.01%	136.47%	132.30%	129.36%	127.82%

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Rate/Volume Analysis

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30, 2021 vs. March 31, 2021
	Increase (Decrease)		Total
	Due to Changes in		Increase
	Volume	Rate	(Decrease)
Interest-earning assets:
Loans	$(3)	$-	$(3)
Investment securities	(10)	(8)	(18)
Interest-earning deposits	2	-	2
Total interest-earning assets	(11)	(8)	(19)
Interest-bearing liabilities:
Savings accounts	1	(10)	(9)
NOW accounts	-	(10)	(10)
Money market accounts	(3)	(8)	(11)
Term certificates	18	(80)	(62)
Total interest-bearing deposits	16	(108)	(92)
FHLBB and FRB advances	(70)	35	(35)
Total interest-bearing liabilities	(54)	(73)	(127)
Change in net interest income	$43	$65	$108

	Three Months Ended
	June 30, 2021 vs. 2020
	Increase (Decrease)		Total
	Due to Changes in		Increase
	Volume	Rate	(Decrease)
Interest-earning assets:
Loans	$157	$(375)	$(218)
Investment securities	(15)	(88)	(103)
Interest-earning deposits	4	-	4
Total interest-earning assets	146	(463)	(317)
Interest-bearing liabilities:
Savings accounts	43	(187)	(144)
NOW accounts	19	(31)	(12)
Money market accounts	2	(81)	(79)
Term certificates	(181)	(320)	(501)
Total interest-bearing deposits	(117)	(619)	(736)
FHLBB and FRB advances	(98)	51	(47)
Total interest-bearing liabilities	(215)	(568)	(783)
Change in net interest income	$361	$105	$466

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Rate/Volume Analysis

(Dollars in thousands)

(Unaudited)

	Year to Date
	June 30, 2021 vs. 2020
	Increase (Decrease)		Total
	Due to Changes in		Increase
	Volume	Rate	(Decrease)
Interest-earning assets:
Loans	$313	$(643)	$(330)
Investment securities	(22)	(213)	(235)
Interest-earning deposits	3	(47)	(44)
Total interest-earning assets	294	(903)	(609)
Interest-bearing liabilities:
Savings accounts	11	(340)	(329)
NOW accounts	18	(33)	(15)
Money market accounts	(3)	(221)	(224)
Term certificates	(502)	(654)	(1,156)
Total interest-bearing deposits	(476)	(1,248)	(1,724)
FHLBB and FRB advances	(14)	(4)	(18)
Total interest-bearing liabilities	(490)	(1,252)	(1,742)
Change in net interest income	$784	$349	$1,133

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$4,535	$664	$5,199
Provision (credit) for loan losses	(27)	-	(27)
Net interest income after provision (credit) for loan losses	4,562	664	5,226

Non-interest income:
Customer service fees	393	26	419
Gain on loan origination and sale activities, net (1)	-	6,558	6,558
Mortgage servicing fees, net	(94)	475	381
Other	158	118	276
Total non-interest income	457	7,177	7,634

Non-interest expenses:
Salaries and employee benefits	1,746	5,564	7,310
Occupancy and equipment	407	214	621
Other non-interest expenses	1,265	1,431	2,696
Total non-interest expenses	3,418	7,209	10,627

Income before income taxes and elimination of inter-segment profit	$1,601	$632	2,233

Elimination of inter-segment profit			(818)
Income before income taxes			1,415

Income tax expense (benefit)			(162)
Net income			$1,577

(1)	Before elimination of inter-segment profit.

The information above was derived from the internal management reporting system used to measure performance of the segments.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$4,201	$890	$5,091
Provision (credit) for loan losses	(213)	-	(213)
Net interest income after provision (credit) for loan losses	4,414	890	5,304

Non-interest income:
Customer service fees	340	27	367
Gain on loan origination and sale activities, net (1)	-	11,674	11,674
Mortgage servicing fees, net	(94)	873	779
Other	151	133	284
Total non-interest income	397	12,707	13,104

Non-interest expenses:
Salaries and employee benefits	1,802	6,635	8,437
Occupancy and equipment	443	301	744
Other non-interest expenses	1,087	1,683	2,770
Total non-interest expenses	3,332	8,619	11,951

Income before income taxes and elimination of inter-segment profit	$1,479	$4,978	6,457

Elimination of inter-segment profit			(681)
Income before income taxes			5,776

Income tax expense			1,664
Net income			$4,112
(1)	Before elimination of inter-segment profit.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended June 30, 2020
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$3,944	$789	$4,733
Provision for loan losses	1,068	-	1,068
Net interest income after provision for loan losses	2,876	789	3,665

Non-interest income:
Customer service fees	245	21	266
Gain on loan origination and sale activities, net (1)	-	14,736	14,736
Mortgage servicing fees, net	(95)	(1,258)	(1,353)
Other	85	132	217
Total non-interest income	235	13,631	13,866

Non-interest expenses:
Salaries and employee benefits	1,925	6,476	8,401
Occupancy and equipment	465	374	839
Other non-interest expenses	1,057	1,082	2,139
Total non-interest expenses	3,447	7,932	11,379

Income (loss) before income taxes and elimination of inter-segment profit	$(336)	$6,488	6,152

Elimination of inter-segment profit			(367)
Income before income taxes			5,785

Income tax expense			594
Net income			$5,191
(1)	Before elimination of inter-segment profit.

The information above was derived from the internal management reporting system used to measure performance of the segments.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Six Months Ended June 30, 2021
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$8,736	$1,554	$10,290
Provision (credit) for loan losses	(240)	-	(240)
Net interest income after provision (credit) for loan losses	8,976	1,554	10,530

Non-interest income:
Customer service fees	733	53	786
Gain on loan origination and sale activities, net (1)	-	18,232	18,232
Mortgage servicing fees, net	(189)	1,349	1,160
Other	309	251	560
Total non-interest income	853	19,885	20,738

Non-interest expenses:
Salaries and employee benefits	3,548	12,199	15,747
Occupancy and equipment	851	514	1,365
Other non-interest expenses	2,349	3,117	5,466
Total non-interest expenses	6,748	15,830	22,578

Income before income taxes and elimination of inter-segment profit	$3,081	$5,609	8,690

Elimination of inter-segment profit			(1,499)
Income before income taxes			7,191

Income tax expense			1,502
Net income			$5,689

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Six Months Ended June 30, 2020
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$7,937	$1,220	$9,157
Provision for loan losses	1,792	-	1,792
Net interest income after provision for loan losses	6,145	1,220	7,365

Non-interest income:
Customer service fees	518	55	573
Gain on loan origination and sale activities, net (1)	-	22,209	22,209
Mortgage servicing fees, net	(182)	(2,426)	(2,608)
Other	225	247	472
Total non-interest income	561	20,085	20,646

Non-interest expenses:
Salaries and employee benefits	5,023	11,504	16,527
Occupancy and equipment	869	668	1,537
Other non-interest expenses	2,203	2,071	4,274
Total non-interest expenses	8,095	14,243	22,338

Income (loss) before income taxes and elimination of inter-segment profit	$(1,389)	$7,062	5,673

Elimination of inter-segment profit			(695)
Income before income taxes			4,978

Income tax expense			605
Net income			$4,373

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Reconciliation of GAAP to Non-GAAP Net Income

(in thousands, except per share amounts)

Unaudited

		Quarter Ended
		June 30, 2021
Adjustments	Income Statement Section	Income Before Taxes	Provision (credit) for Income Taxes	Net Income	Earnings per Share (diluted)
GAAP basis		$1,415	$(162)	$1,577	$0.31
Loss on disposal of fixed assets	Non-interest income	29	8	21	-
Accrued severance expenses	Non-interest expense	145	41	104	0.02
Other outsourcing expenses	Non-interest expense	71	20	51	0.01
Non-GAAP basis		$1,660	$(93)	$1,753	$0.34

		Quarter Ended
		March 31, 2021
Adjustments	Income Statement Section	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Share (diluted)
GAAP basis		$5,776	$1,664	$4,112	$0.78
Accrued severance expenses	Non-interest expense	109	31	78	0.01
Non-GAAP basis		$5,885	$1,695	$4,190	$0.79

		Quarter Ended
		December 31, 2020
Adjustments	Income Statement Section	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Share (diluted)
GAAP basis		$7,485	$2,211	$5,274	$1.01
Residential lending office closure	Non-interest expense	294	63	231	0.04
COVID-19 related expenses	Non-interest expense	69	15	54	0.01
Non-GAAP basis		$7,848	$2,289	$5,559	$1.06

		Quarter Ended
		September 30, 2020
Adjustments	Income Statement Section	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Share (diluted)
GAAP basis		$12,946	$2,661	$10,285	$2.01
COVID-19 related expenses	Non-interest expense	22	4	18	-
Non-GAAP basis		$12,968	$2,665	$10,303	$2.01

		Quarter Ended
		June 30, 2020
Adjustments	Income Statement Section	Income (Loss) Before Taxes	Provision for Income Taxes	Net Income	Earnings per Share (diluted)
GAAP basis		$5,785	$594	$5,191	$1.02
COVID-19 related expenses	Non-interest expense	189	-	189	0.04
Non-GAAP basis		$5,974	$594	$5,380	$1.06

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Reconciliation of GAAP to Non-GAAP Net Income

(in thousands, except per share amounts)

(Unaudited)

		Year to Date
		June 30, 2021
Adjustments	Income Statement Section	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Share (diluted)
GAAP basis		$7,191	$1,502	$5,689	$1.10
Loss on disposal of fixed assets	Non-interest income	29	8	21	-
Accrued severance expenses	Non-interest expense	254	72	182	0.04
Other outsourcing expenses	Non-interest expense	71	20	51	0.01
Non-GAAP basis		$7,545	$1,602	$5,943	$1.15

		Year to Date
		June 30, 2020
Adjustments	Income Statement Section	Income Before Taxes	Provision for Income Taxes	Net Income (Loss)	Earnings per Share (diluted)
GAAP basis		$4,978	$605	$4,373	$0.86
Retirement salary and benefits compensation	Non-interest expense	692	-	692	0.14
Accelerated vesting of stock-based compensation	Non-interest expense	683	-	683	0.13
COVID-19 related expenses	Non-interest expense	207	-	207	0.04
Non-GAAP basis		$6,560	$605	$5,955	$1.17

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Selected Financial Highlights

(Unaudited)

	At or for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Return on average assets: (1, 5)
GAAP	0.86%	2.26%	2.95%	5.82%	2.97%
Non-GAAP (2)	0.96%	2.30%	3.11%	5.83%	3.08%

Return on average equity: (1, 6)
GAAP	6.11%	15.90%	21.05%	45.22%	25.16%
Non-GAAP (2)	6.79%	16.21%	22.18%	45.30%	26.07%

Net interest margin	3.00%	2.96%	3.02%	2.81%	2.88%

Non-interest income to total income:
GAAP	56.73%	70.93%	75.57%	80.98%	74.04%
Non-GAAP (2)	56.83%	70.93%	75.57%	80.98%	74.04%

Profit percentage (9)
GAAP	11.55%	31.76%	37.33%	54.97%	37.59%
Non-GAAP (2)	13.56%	32.39%	39.09%	55.06%	38.62%

Efficiency ratio: (7)
GAAP	88.45%	68.24%	62.67%	45.03%	62.41%
Non-GAAP (2)	86.44%	67.61%	60.91%	44.94%	61.38%

Tier 1 capital to average assets (3)	13.72%	13.81%	13.85%	13.28%	11.93%

Non-performing assets as a percentage of total assets (4)	0.86%	1.14%	1.01%	1.38%	0.47%

Allowance for loan losses as a percentage of total loans (4)	1.19%	1.32%	1.39%	1.35%	1.22%
Allowance for loan losses as a percentage of total loans, excluding SBA PPP Loans (4)	1.22%	1.36%	1.41%	1.39%	1.26%

Allowance for loan losses as a percentage of non-performing assets	101.89%	78.99%	94.58%	67.21%	179.31%
Allowance for loan losses as a percentage of non-performing loans	101.89%	77.75%	92.87%	66.31%	186.60%

Tangible book value per share (8)	$19.16	$18.80	$18.16	$17.18	$15.43
Outstanding shares	5,254,522	5,364,240	5,495,514	5,524,390	5,479,884
(1)	Annualized for quarterly periods presented.
(2)	See page 16 – Reconciliation of GAAP to Non-GAAP Net Income.
(3)	Average assets calculated on a quarterly basis for all periods presented.
(4)	Total loans exclude loans held for sale but includes net deferred loan costs and fees.
(5)	This non-GAAP measure represents net income divided by average total assets.
(6)	This non-GAAP measure represents net income divided by average stockholders’ equity.
(7)	This non-GAAP measure represents total non-interest expenses divided by net interest income and non-interest income.
(8)

This non-GAAP measure represents total stockholders’ equity, minus intangible assets of $28,000, $31,000, $33,000, $36,000, and $38,000 at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, respectively, divided by outstanding shares at period end.

(9)	This non-GAAP measure represents net interest income plus noninterest income less non-interest expense divided by net interest income plus non-interest income.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

Selected Financial Highlights

(Unaudited)

	At or for the Six Months Ended
	June 30,	June 30,
	2021	2020
Return on average assets: (1, 5)
GAAP	1.56%	1.31%
Non-GAAP (2)	1.63%	1.78%

Return on average equity: (1, 6)
GAAP	11.01%	10.77%
Non-GAAP (2)	11.50%	14.67%

Net interest margin	2.98%	2.89%

Non-interest income to total income:
GAAP	65.15%	68.54%
Non-GAAP (2)	65.19%	68.54%

Profit percentage (9)
GAAP	23.54%	23.26%
Non-GAAP (2)	24.71%	28.69%

Efficiency ratio: (7)
GAAP	76.46%	76.74%
Non-GAAP (2)	75.29%	71.31%

Tier 1 capital to average assets (3)	13.72%	11.93%

Non-performing assets as a percentage of total assets (4)	0.86%	0.47%

Allowance for loan losses as a percentage of total loans (4)	1.19%	1.22%
Allowance for loan losses as a percentage of total loans, excluding SBA PPP Loans (4)	1.22%	1.26%

Allowance for loan losses as a percentage of non-performing assets	101.89%	179.31%
Allowance for loan losses as a percentage of non-performing loans	101.89%	186.60%

Tangible book value per share (8)	$19.16	$15.43
Outstanding shares	5,254,522	5,479,884
(1)	Annualized for quarterly periods presented.
(2)	See page 16 – Reconciliation of GAAP to Non-GAAP Net Income.
(3)	Average assets calculated on a quarterly basis for all periods presented.
(4)	Total loans exclude loans held for sale but includes net deferred loan costs and fees.
(5)	This non-GAAP measure represents net income divided by average total assets.
(6)	This non-GAAP measure represents net income divided by average stockholders’ equity.
(7)	This non-GAAP measure represents total non-interest expenses divided by net interest income and non-interest income.
(8)

This non-GAAP measure represents total stockholders’ equity, minus intangible assets of $28,000 and $38,000 at June 30, 2021 and June 30, 2020, respectively, divided by outstanding shares at period end.

(9)	This non-GAAP measure represents net interest income plus noninterest income less non-interest expense divided by net interest income plus non-interest income.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

COVID-19 Supplemental Disclosure

(Unaudited)

Loan Payment Deferrals

	As of June 30, 2021
	Commercial loans	Residential and consumer loans	Residential loans serviced for others
	(Dollars in thousands)
Balance outstanding	$202,743	$343,655	$1,999,083

COVID-19 related loan payment deferrals:
Loans in COVID-19-related loan payment deferral	$1,006	$2,209	$5,488
Loans in deferral as a percentage of category loans	0.5%	0.6%	0.3%
Loans with suspended payment	$1,006	$1,957	$1,880
Loans with reduced payment	-	252	3,608

Loans which obtained a COVID-19-related payment deferral but
have since resumed payment	$36,955	$17,683	$61,872
Loans reinstated (borrower paid any unpaid principal and interest)	1,551	2,235	5,767
Loans on a repayment plan	-	-	1,341
Loans which resumed payment but deferred principal and/or
interest payments to maturity	28,594	9,309	39,077
Loans which were paid off completely	6,810	5,342	15,687

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com

Randolph Bancorp, Inc.

COVID-19 Supplemental Disclosure

(Unaudited)

COVID-19 Highly Impacted Sectors

	As of June 30, 2021
	Exposure Balance				Exposure by Risk Weighting
							Balance
		Real	Commercial				with
		Estate	&				Deferred
Industry (1)	Total	Secured	Industrial	Construction	Pass	Criticized	Payments
	(Dollars in thousands)
Group home/care facility	$1,067	$1,067	$-	$-	$1,067	$-	$-
Hotels/hospitality	9,592	9,528	64	-	64	9,528	-
Restaurants/food service	2,639	1,526	1,113	-	2,639	-	-
Retail/shopping center	21,887	14,560	-	3,662	16,604	1,618	1,006
Other sectors (2)	11,385	9,433	95	300	9,208	620	-
Total loans in COVID-19 impacted sectors	$41,348	$36,114	$1,272	$3,962	$29,582	$11,766	$1,006
Percentage of commercial loans outstanding	22.7%	24.6%	5.3%	34.5%
Commercial loans outstanding	$182,277	$146,930	$23,869	$11,478
Loan to value secured by real estate (3)		54.6%		63.6%
(1)

This disclosure focuses on industries with balances that are significant to the portfolio at June 30, 2021 and omits industries affected by the COVID-19 pandemic (oil and gas, transportation, etc.) to which the Company has minimal or no exposure. This disclosure also excludes SBA PPP Loans, given their government guarantee.

(2)	Includes customers operating in various sectors which have been impacted by COVID-19.
(3)	Loan to value secured by real estate equals the exposure balance divided by the most recent appraised value.

2 Batterymarch Park, Suite 301, Quincy, MA 02169  |  877.963.2100  |  randolphbancorp.com